o  111*P

                        SUPPLEMENT DATED JANUARY 1, 1999
                              TO THE PROSPECTUS OF
                               FRANKLIN MONEY FUND
                             DATED NOVEMBER 1, 1998


The prospectus is amended as follows:

I. The following paragraph is added under "What Are the Risks of Investing in the Fund?":

     YEAR 2000. When evaluating current and potential portfolio positions, Year 2000 is one of the factors Advisers considers.

     Advisers will rely upon public filings and other statements made by issuers about their Year 2000 readiness. Issuers in countries outside the U.S. may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. Advisers, of course, cannot audit each issuer and its major suppliers to verify their Year 2000 readiness.

     If an issuer in which the fund or the Portfolio is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of the Portfolio's or the fund's portfolio holdings will have a similar impact on the price of the fund's shares. Please see "Year 2000 Problem" under "Who Administers the Fund?" for more information.

II. The following replaces the section "Year 2000 Issue" under "Who Administers the Fund?":

     YEAR 2000 PROBLEM. The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

     When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by Advisers, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

     Advisers and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and Advisers may have no control.

III. The last sentence of the first paragraph under "How Is the Fund Organized?" is replaced with the following:

     Shares of the fund are considered Class A shares for redemption, exchange and other purposes.

     All references in the prospectus to Class I shares are replaced with Class A, and all references to Class II shares are replaced with Class C.

IV. The section "How Do I Buy Shares in Connection with Retirement Plans?", found under "How Do I Buy Shares?", is replaced with the following:

     HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

     Your individual or employer-sponsored retirement plan may invest in the fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

     Trust Company can provide you with brochures containing important information about its plans. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Plan Services.

     Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

V. The third item in the section "Exchange Restrictions," found under "May I Exchange Shares for Shares of Another Fund?", is replaced with the following:

     o Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. You may, however, exchange shares from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

VI.  In the "By Phone" section of the chart under "How Do I Sell Shares?",

     (a) the first bulleted item is replaced with the following:

     o If the request is $100,000 or less. Institutional accounts may exceed $100,000 by completing a separate agreement. Call Institutional Services to receive a copy.

     (b) and the third bulleted item is deleted.

VII. Under "Transaction Procedures and Special Requirements,"

     (a) the section "Joint Accounts" is replaced with the following:

     JOINT ACCOUNTS. For accounts with more than one registered owner, the fund accepts written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

     Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

     (b) the reference to $50,000 in the section "Signature Guarantees" is replaced with $100,000.

     (c) and the section "Trust Company Retirement Plan Accounts," found under "Telephone Transactions" is deleted.

VIII.The third bulleted item in the section "TeleFACTS(R)" is replaced with the following:

     o exchange shares (within the same class) between identically registered Franklin Templeton Class A, B or C accounts; and


                Please keep this supplement for future reference.